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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated February 6, 2001 relating to the financial statements and financial statement schedules of Perot Systems Corporation, which appears in Perot Systems Corporation's Annual Report on Form 10-K for the year ended December 31, 2000.

PRICEWATERHOUSECOOPERS LLP

Dallas, Texas
May 10, 2001